Risks and Concentration	12 Months Ended
Dec. 31, 2021
Risks and Concentration
Risks and Concentration

3    Risks and Concentration

a    Compliance risk

Historically, the Group provided online English tutoring services taught mainly by independently contracted foreign teachers located overseas to K-12 students in the PRC, which have been prohibited by the Alleviating Burden Opinion. Revenues from such services represented 88.6%, 93.6%, and 93.9% of the Group’s net revenues for the years ended December 31, 2019, 2020, and 2021 respectively. Since July 2021, the Group have stopped selling online tutoring services taught by foreign teachers to students in mainland China, to comply with the Alleviating Burden Opinion. The Group have been making effort to reduce advances related to such services by providing refunds, exchanges, or replacing such services with alternative compliant services. Further, pursuant to the Alleviating Burden Opinion and other relevant laws and regulations, the Group have ceased providing and will not provide any online tutoring services taught by foreign teachers for K-12 in mainland China during national holidays, weekends and school breaks, and have set up escrow bank accounts for pre-payment tuition fees under the requirements of relevant government authorities. For K-12 students who purchased the Group’s online English tutoring services taught by foreign teachers before the release of Alleviating Burden Opinion, the Group continued to provide such services and generated RMB712,536 net revenue during the period from July 24, 2021 to December 31, 2021. Due to the complexity and substantial uncertainty of the regulatory environment, the Group cannot assure that the Group’s operations, including the continuous delivery of the online tutoring services taught by foreign teachers located overseas to K-12 students in the mainland of China sold before the issuance of the Opinion, in the year 2021 and the subsequent period, would be in full compliance with applicable laws, regulations and policies, including the Alleviating Burden Opinion and other relevant laws and regulations, in a timely manner, or at all. The Group may become subject to fines or other penalties, be required to terminate certain operations, or refund of tuition fees, in which case the Group’s business, financial condition and results of operations could be materially and adversely affected further.

b    Credit risk

Financial instruments that potentially subject the Group to concentration of credit risk consist primarily of cash and cash equivalents and time deposits, short-term investments and restricted cash. The Group limits its exposure to credit loss by depositing its cash and cash equivalents and time deposits with financial institutions in the PRC, Hong Kong, Philippines and the United States, which are among the largest and most reputable banks with high ratings from internationally-recognized rating agencies, which management believes are of high credit quality. The Group periodically reviews these institutions’ reputations, track records and reported reserves.

As of December 31, 2020 and 2021, the Group had RMB76,941 and RMB27,763 in cash and cash equivalents with a large bank in Hong Kong, respectively. Hong Kong has an official Deposit Protection Scheme (DPS), similar to the Federal Deposit Insurance Corporation (FDIC) in the United States. Deposits in the licensed banks are protected by DPS, up to a limit of HKD500. In addition, the Group believes that the risk of failure of the Hong Kong bank is remote.

3    Risks and Concentration (Continued)

As of December 31, 2020 and 2021, the Group had RMB165,936 and RMB54,143 in cash and cash equivalents, RMB846,408 and RMB149,305 time deposits with large domestic banks in China, respectively. In May 2015, a new Deposit Insurance System (DIS) managed by the People’s Bank of China (‘‘PBOC’’) was implemented by the Chinese government. Deposits in the licensed banks are protected by DIS, up to a limit of RMB500. In addition, the Group believes that the risk of failure of the banks in China is remote.

Short-term investments include investments in financial instruments with a variable interest rate indexed to performance of underlying assets and investments that the Group has positive intent and ability to hold to maturity, all of which are with an original maturity of less than 12 months. Any negative events or deterioration in financial well-being with respect to the counterparties of the above investments and the underlying collateral may cause a material loss to the Group and have a material effect on the Group’s financial condition and results of operations.

c    Major customers and supplying channels

There were no customers whose revenues individually represent greater than 10% of the total revenues of the Group for the years ended December 31, 2019, 2020 and 2021.

Also there were no distribution channels that individually represent greater than 10% of the total revenues of the Group for the years ended December 31, 2019, 2020 and 2021.

d    Concentration of foreign currency risks

For the years ended December 31, 2019, 2020 and 2021, the majority of the Group’s revenues derived were in RMB. As of December 31, 2020 and 2021, the Group’s cash and cash equivalents, time deposits and short-term investments balances denominated in RMB were RMB1,352,909 and RMB690,020, accounting for 78.3% and 69.5% of the Group’s total cash and cash equivalents, time deposits and short-term investments balance. As of December 31, 2020 and 2021, the Group’s liabilities balances denominated in RMB were RMB3,003,951 and RMB1,856,062, accounting for 97.6% and 96.9% of its total liabilities balance, respectively.

RMB is not freely convertible into foreign currencies. The value of the RMB is affected by changes in central government policies and international economic and political developments. In PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by PBOC. Remittances in currencies other than RMB by companies in China must be processed through PBOC or other PRC foreign exchange regulatory bodies and requires certain supporting documentation in order to affect the remittance.

e    Foreign currency exchange rate risks

All of the Group’s revenues from China are denominated in Renminbi, and the Group’s revenue from overseas are denominated in U.S. dollars. A significant portion of the costs are incurred in U.S. dollars and Philippine Pesos, including service fee payments to nearly all of the teachers. The Philippines continues to experience inflation, currency declines and shortages of foreign exchange. The value of RMB against the U.S. dollar may fluctuate significantly and unpredictably. The fluctuations of the RMB against the US$ was approximately 1.4% appreciation, 6.5% depreciation and 2.3% depreciation in 2019, 2020 and 2021, respectively. It is difficult to predict how market forces or PRC or U.S. government policy may impact the exchange rate between the RMB and the US$ in the future. The Group is exposed to the risk of cost increases due to inflation in the Philippines and the depreciation of Renminbi. As the Group currently engages a third-party vendor to handle the payment of the service fees of the independently contracted teachers in the Philippines, and the Group settles the balance with them in U.S.dollars, the Group is also exposed to the risk of an increase in the value of the U.S.dollar relative to Renminbi. The Group does not currently engage in any transactions as a hedge against risk of loss due to foreign currency fluctuations.